© Atkore Inc. Investor Presentation & Company Overview May 2022

© Atkore Cautionary Statements This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Any information contained in the following slides that has been previously publicly presented by Atkore speaks as of the date that it was originally presented, as indicated. Atkore is not updating or affirming any of such information as of today’s date. The provision of this information shall not imply that the information has not changed since it was originally presented. 2

© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Strong Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth 3

© Atkore Our Foundation is the Atkore Business System 4

© Atkore Consolidated Atkore FY 2021 Financial Results 5 $88 $978 $97 Volume/Mix2020 M&A / F/X / OtherPrice 2021 $1,765M $2,928M $30 2020 Volume/Mix Input Cost Changes $437 $978 Price $0 M&A / Productivity / Investment / Inflation / F/X / Other 2021 $327M $898M Full Year Adjusted EBITDA Bridge Full Year Net Sales Bridge ($’s in millions) 2021 2020 Y/Y Change Y/Y % Change Net Sales $2,928.0 $1,765.4 $1,162.6 65.9% Operating Income $799.0 $239.6 $559.4 233.5% Net Income $587.9 $152.3 $435.6 286.0% Adjusted EBITDA1 $897.5 $326.6 $570.9 174.8% Adjusted EBITDA Margin2 30.7% 18.5% +1,220 bps - Net Income per Share (Diluted) $12.19 $3.10 $9.09 293.2% Adjusted Net Income per Share1 (Diluted) $12.98 $3.78 $9.20 243.4% Full Year Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales

© Atkore Our Products Are All Around You Everyday HDPE Conduit Wire Basket Cable Tray & Fittings Telescoping Sign Support System Cable Tray, Ladder & Fittings Metal Electrical Conduit & Fittings PVC Trunking Electrical Prefabrication Flexible & Liquid Tight Electrical Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor PVC Electrical Conduit & Fittings Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum 6

© Atkore Leading Market Positions, Brands & Customers 7 • #1 or #2 market positions in several key product categories in the U.S. • “Must stock” products with short order cycles and reliable service • Quality of products, the strength of brands, scale and national presence Overview Portfolio of Trusted Brands Electrical Safety & Infrastructure #1PVC Conduit #2Steel Conduit #1 In-line Galvanized Mechanical Tube #1Barbed Tape #2 Fiberglass Conduit #2 Metal Framing and Related Fittings #2 Cable Tray, Cable Ladder & Fittings NA Top 10 HDPE Conduit #2 Armored Cable Top 10 Security Bollards Prefabricated Device Assemblies #3#3 PVC Coated Conduit Well-Established Customer Base Source: Management estimates and analysis.

© Atkore Customer Experience Enhancements Multiple megatrends including electrification & digitization providing tailwinds across segments & end-markets Digital Capabilities & Resources Ongoing investment areas across the business to improve market positioning and operational capabilities New Product Innovation Focused Product Categories M&A Pipeline Conduits of Growth 8

© Atkore Electrification of buildings to support net zero energy transition 9 ▴ Offer a portfolio of products produced in an environmentally conscious manner that are required for new building construction and retrofitting Regulatory pressure to combat climate change across industries and geographies and move towards renewable energy solutions Accelerated growth in digital infrastructure Electrification & Digitization Megatrends Development of the charging network and connection to the electrical grid required to support the demand from electric vehicles Market Trends Where Atkore Delivers Solutions ▴ Comprehensive solution of conduit, cabling and fittings which enable the connection of electrical vehicle chargers to the electrical grid ▴ Engineering and product capabilities needed to support the design and construction of complex racking structures for solar power systems as well as the transfer and connection of energy into the electrical grid ▴ Broad range of products used both internally and externally within the construction of data centers and warehouses to physically construct and protect the complex and equipment

© Atkore 10 Example Solutions for Utilities & Renewable Energy Multiple types of conduit used for underground protection in both the electrical utility and telecommunications industries Select cable management, metal framing, and mechanical tubing products used in renewable energy applications such as solar arrays and wind turbines

© Atkore On track to exceed plan to deploy over $1 billion in cash over next two to three years1; Deployed ~$325 million in first half of 2022 Capital Deployment Focused on Driving Growth Capital Deployment Model Capital Expenditures, Organic Growth, and Capacity Investments M&A Stock Repurchases Priority Uses for Capital Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below $25M spent in capital expenditures in the first half of the year with key investments in digital tools and capabilities $39M2 on the purchase of two acquisitions; strong pipeline of targets to support growth in key end markets and product areas $261M in share repurchases in the first half of the year; continue to repurchase shares in Q3 (~$75M repurchased as of April 29th); increasing repurchase authorization expiring in November 2023 from $400M to $800M Expect to exceed plan to deploy > $1B in cash over the next two to three years1 11 First Half FY2022 Results & Status 1. Plan announced in November 2021. 2. Includes $2.9M for acquisitions of businesses, not yet paid.

© Atkore Committed to Driving Positive ESG Impacts Launched 2021 Sustainability Report Sustainability Efforts Recently Recognized by Leading Independent Organizations Ranked #48 by Newsweek for America’s Most Responsible Companies 2022 Received Great Place to Work® certification for the 2nd year in a row Earned 2022 Top Workplaces USA Award Achieved a score of 85 in our inaugural submission to the Human Rights Campaign Foundation’s Corporate Equality Index Received a Bronze Rating from EcoVadis Announced 2025 Sustainability Targets 10% reduction in Scope 1 & 2 GHG (greenhouse gas) emissions intensity by 2025 80% of sites meeting TBSO (Team-Based Safety Observations) targets by 2025 30% diversity across Senior Leadership Team by 2025 80% participation in annual employee engagement and alignment survey by 2025 12

© Atkore Inc. Questions? THANK YOU!

© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. 14 Fiscal Year Ended (in thousands, except per share data) September 30, 2021 September 30, 2020 Net income $ 587,857 $ 152,302 Stock-based compensation 17,047 13,064 Intangible asset amortization 33,644 32,262 Gain on purchase of business (731) — Loss on extinguishment of debt 4,202 273 Other (a) (19,281) (6,712) Pre-tax adjustments to net income 34,881 38,887 Tax effect (8,720) (9,722) Adjusted net income $ 614,018 $ 181,467 Weighted-Average Diluted Common Shares Outstanding 47,306 48,044 Net income per diluted share $ 12.19 $ 3.10 Adjusted net income per diluted share $ 12.98 $ 3.78 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. 15 Fiscal Year Ended (in thousands) September 30, 2021 September 30, 2020 Net income $ 587,857 $ 152,302 Income tax expense 192,144 49,696 Depreciation and amortization 78,557 74,470 Interest expense, net 32,899 40,062 Stock-based compensation 17,047 13,064 Loss on extinguishment of debt 4,202 273 Gain on purchase of a business (731) — Other (a) (14,428) (3,232) Adjusted EBITDA $ 897,547 $ 326.635 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of certain indemnified uncertain tax positions, realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, restructuring costs and transaction costs.

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